UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001774801
JPMCC Commercial Mortgage Securities Trust 2019-COR5
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001555524
LoanCore Capital Markets LLC
(Exact name of sponsor as specified in its charter)

New York	333-226123-04	38-4117329 38-4117330
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 272-8363
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the January 16, 2025 Distribution Date.  The Certificate Administrator was subsequently notified by the Master Servicer on March 18, 2025 of receipt of curtailment payments on the ICON 18 - 320-324 West 14th Street Mortgage Loan, the ICON 18 - 329 Union Street Mortgage Loan, the ICON 18 - 350 East 13th Street Mortgage Loan, the ICON 18 - 358 & 362 11th Street Mortgage Loan, the ICON 18 - 402 East 12th Street Mortgage Loan and the ICON 18 - 295 DeGraw Street Mortgage Loan (Loan Numbers 28, 36, 37, 38, 41 and 45, respectively, on Annex A-1 of the prospectus of the registrant relating to the issuing entity filed on June 27, 2019 pursuant to Rule 424(b)(2)) that should have been applied to the January distribution.  This resulted in an underpayment of principal to the Class A-2 Certificateholders in an amount equal to $447,972.16 for the January distribution.

The application of the curtailments described above to the January distribution also resulted in the overpayment of certain fees and the overpayment of interest to the Class A-2, Class C, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class X-A, Class X-B and Class X-D Certificateholders for the February distribution totaling $2,025.38.

The revised Monthly Distribution Reports are included with the registrant’s Form 10-D/As for the January 2025 and February 2025 distribution periods filed on the date of this Form 8-K.  All of the payment adjustments described above for the January 2025 and February 2025 distribution periods are expected to be made on or prior to the next distribution date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ John Miller
John Miller, Executive Director

Date:  March 21, 2025